UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 28, 2026

GREENLAND TECHNOLOGIES HOLDING CORPORATION

(Exact name of registrant as specified in its charter)

British Virgin Islands	001-38605	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

50 Millstone Road, Building 400 Suite 130 East Windsor, NJ, United States	08512
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number including area code: 1 (888) 827-4832

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b–2 of the Securities Exchange Act of 1934 (§ 240.12b–2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary shares, no par value	GTEC	The Nasdaq Stock Market LLC

Item 1.01. Entry into a Material Definitive Agreement.

Underwritten Follow-on Offering

On January 29, 2026, Greenland Technologies Holding Corporation (the “Company”) closed an underwritten public offering of 5,083,330 units (the “Units”) at a public offering price of $1.20 per Unit. Each Unit consisted of one ordinary share of the Company (each, an “ordinary share” and collectively, the “ordinary shares”) and four-fifths of one warrant (each, a “warrant” and collectively, the “warrants”), with each whole warrant exercisable for one ordinary share.

The ordinary shares and warrants included in the Units were immediately separable and were issued separately in the offering. The warrants are immediately exercisable upon issuance, have an exercise price of $1.20 per share, or by means of a zero price exercise, and will expire three years from the date of issuance. There is no established trading market for the Units or the warrants, and the Company does not intend to list the Units or the warrants on any securities exchange or other trading market.

The Units, the ordinary shares and warrants included in the Units, and the ordinary shares underlying the Warrants have been registered under the Company’s registration statement on Form S-1, as amended (File No. 333-292412) (the "Registration Statement"), which was declared effective by the U.S. Securities and Exchange Commission (the "SEC") on January 26, 2026.

The gross proceeds from the offering were approximately $6.1 million, before deducting underwriting discounts and other offering expenses payable by the Company. The Company intends to use the net proceeds from the offering for working capital and general corporate purposes.

The offering was conducted pursuant to an underwriting agreement, dated January 28, 2026 (the “Underwriting Agreement”), by and between the Company and Joseph Stone Capital, LLC, as the sole underwriter for the offering. Copies of the form of each of the Underwriting Agreement and the warrant are attached hereto as Exhibits 10.1 and 10.2, respectively, and are incorporated herein by reference. The foregoing summaries of the terms of the Underwriting Agreement and the warrants are subject to and qualified in their entirety by each such document.

On January 28, 2026, the Company issued a press release announcing the pricing of the offering. On January 29, 2026, the Company issued a press release announcing the closing of the offering. A copy of each of the press releases is attached hereto as Exhibit 99.1 and 99.2, respectively.

ITEM 5.07 Submission of Matters to a Vote of Security Holders

On January 30, 2026, the Company re-convened its 2025 annual general meeting of shareholders (the “2025 Annual General Meeting”), which was adjourned from December 29, 2025 due to a lack of quorum. At the adjourned 2025 Annual General Meeting, the shareholders of the Company adopted resolutions approving all of the proposals considered at the 2025 Annual General Meeting. A total of 7,956,116 votes, representing 45.73% of the 17,394,226 votes exercisable as of December 8, 2025, the record date, which constituted a quorum, were present in person or by proxy at the 2025 Annual General Meeting. A quorum was present throughout the 2025 Annual General Meeting. The results of the votes were as follows:

1.	To approve, as a Resolution of Members, the adoption of new Memorandum of Association and new Articles of Association in the form presented to the meeting and annexed as Annex A to the definitive proxy statement on Schedule 14A, filed by the Company with the SEC on December 8, 2025 (the “New M&A Adoption Proposal”).

Resolution	For	Against	Abstain
New M&A Adoption Proposal	7,656,594	278,557	20,965
Percentage of Voted Shares:	96.49%	3.51%

2.	To approve, as a Resolution of Members, the implementation of a dual class structure to the ordinary shares in the Company, under which the ordinary shares of no par value in the Company (the “ordinary shares”) will be re-designated (the “Re-designation”) into class A ordinary shares of no par value which will carry one vote each (the “Class A Ordinary Shares”) and class B ordinary shares of no par value which will carry 25 votes per share (the “Class B Ordinary Shares”) in accordance with clause 6.4 of the Memorandum of Association of the Company (the “Memorandum”) (the “Share Capital Reorganization Proposal”).

Resolution	For	Against	Abstain
Share Capital Reorganization Proposal	7,610,002	325,095	21,019
Percentage of Voted Shares:	95.90%	4.10%

3.	To approve, as a Resolution of Members, that each of the issued ordinary shares held by Trendway Capital Limited be reclassified as Class B Ordinary Shares and the remaining outstanding ordinary shares be reclassified as Class A Ordinary Shares (the “Share Re-classification Proposal”).

Resolution	For	Against	Abstain
Share Re-classification Proposal	7,620,691	314,660	20,765
Percentage of Voted Shares:	96.03%	3.97%

4.	To approve, as a Resolution of Members, the appointment of each of Peter Zuguang Wang and Bo (Frank) Shen (the “Director Nominees” and each, a “Director Nominee”) as a Class II director, as defined in the Articles of Association of the Company (the “Articles”), to hold office for a term expiring at the Company’s second annual general meeting following their election in accordance with regulation 9.2 of the Articles (the “Director Election Proposal”).

Resolution	For	Against	Abstain
Election of Peter Zuguang Wang	7,807,473	125,982	22,661
Percentage of Voted Shares:	98.41%	1.59%

Resolution	For	Against	Abstain
Election of Bo (Frank) Shen	7,747,382	184,323	24,411
Percentage of Voted Shares:	97.68%	2.32%

5.	To confirm, ratify and approve, as a Resolution of Members, the appointment of Enrome LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025 pursuant to regulation 20.6(a) of the Articles (the “Auditor Ratification Proposal”).

Resolution	For	Against	Abstain
Auditor Ratification Proposal	7,906,694	34,764	14,658
Percentage of Voted Shares:	99.56%	0.44%

6.	To approve, as a Resolution of Members, for the chairperson of the Meeting (the “Chairperson”) to adjourn the Meeting to a later date, if necessary for the purpose of soliciting additional proxies in favor of the foregoing resolutions and/or in the event that the Company does not receive the requisite majorities to approve the same in accordance with regulation 8.15 of the Articles (the “Adjournment Proposal”).

Resolution	For	Against	Abstain
Adjournment Proposal	7,665,337	268,661	22,118
Percentage of Voted Shares:	96.61%	3.39%

Item 9.01 Financial Statements and Exhibits

(b) Exhibits. The following exhibits are included in this report:

No.	Description
10.1	Underwriting Agreement entered into by and between the Company and Joseph Stone Capital, LLC, dated January 28, 2026
10.2	Form of Warrant
99.1	Press Release – Greenland Technologies Holding Corporation Announces Pricing of Underwritten Public Offering
99.2	Press Release – Greenland Technologies Holding Corporation Announces Closing of Underwritten Public Offering
104	Cover Page Interactive Data File (formatted in iXBRL)

Cautionary Note Regarding Forward-Looking Statements

Any statements in this Current Report on Form 8-K about the Company’s future expectations, plans and prospects, as well as any other statements regarding matters that are not historical facts, may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are subject to risks and uncertainties and actual results may differ materially from those expressed or implied by such forward-looking statements. Such statements include, but are not limited to, statements about the anticipated use of proceeds from offering, and other statements containing the words “believes,” “anticipates,” “plans,” “expects,” and similar expressions. Risks that contribute to the uncertain nature of the forward-looking statements include: uncertainties with respect to the Company’s use of the proceeds raised from this offering, as well as other risks and uncertainties set forth in the Company’s Periodic Report on Form 10-Q for the quarter ended September 30, 2025 filed with the SEC and in subsequent filings with the SEC. All forward-looking statements contained in this Current Report on Form 8-K speak only as of the date hereof, and the Company specifically disclaims any obligation to update any forward-looking statement, whether because of new information, future events or otherwise.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Greenland Technologies Holding Corporation

Dated: February 2, 2026	By:	/s/ Raymond Z. Wang
	Name:	Raymond Z. Wang
	Title:	Chief Executive Officer

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